UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2024

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 N. Albion St. Suite 300 Denver, CO	80220
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report regarding the Separation Agreement (as defined in Item 5.02, below) is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report regarding the Krishnamurthy Employment Agreement (as defined in Item 5.02, below) is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Nirup Krishnamurthy

On February 20, 2024, the Company received notice of the resignation of Nirup Krishnamurthy as a member of the Company’s board of directors (the “Board”) and Chief Executive Officer of the Company pursuant to the Amended and Restated Employment Agreement, dated May 4, 2023 (the “Krishnamurthy Employment Agreement”), with such resignation being effective as of February 20, 2024 (the “Separation Date”). Mr. Krishnamurthy tendered his resignation for personal reasons and not as a result of any disagreement on any matter relating to the Company’s operation, policies (including accounting or financial policies) or practices.

In connection with Mr. Krishnamurthy’s resignation, Mr. Krishnamurthy and the Company entered into a Separation Agreement and Release (the “Separation Agreement”), dated as of the Separation Date, whereby the Krishnamurthy Employment Agreement was terminated and the Company agreed to pay Mr. Krishnamurthy all accrued wages through the Separation Date, subject to standard deductions and withholdings. Further in accordance with the Separation Agreement, (a) Mr. Krishnamurthy has agreed to a general release of claims and a covenant not to sue in favor of the Company; and (b) the Company will provide Mr. Krishnamurthy with (i) severance for eight months at his current base gross salary rate; and (ii) pay for Mr. Krishnamurthy’s monthly Consolidated Omnibus Budget Reconciliation Act of 1986 (COBRA) premium for coverage beginning March 1, 2024 through a date is that is eight months following the Separation Date. Additionally, Mr. Krishnamurthy acknowledged that he no longer has any other rights to receive, acquire, possess, or vest into any additional shares, options, warrants, securities, derivative securities, Restricted Stock Units (“RSUs”), Performance Stock Units (“PSUs”), or other equity (collectively, “Equity”) in the Company, other than such Equity that was fully vested on the Separation Date, regardless of anything to the contrary in any equity award agreement between Mr. Krishnamurthy and the Company.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement attached hereto as Exhibit 10.01, and incorporated by reference herein.

Appointment of Forrest Hoffmaster

On February 21, 2024 (“Appointment Date”), the Board appointed Forrest Hoffmaster, the Company’s Chief Financial Officer, as interim Chief Executive Officer of the Company. The Board will immediately commence a process to identify a permanent Chief Executive Officer for the Company. Additionally, the Nominating and Corporate Governance Committee of the Board will begin a search for a replacement director to occupy the seat vacated by Mr. Krishnamurthy.

Mr. Hoffmaster, who joined the Company in January 2023, brings over 30 years of executive experience in finance and operations for both public and private companies. Prior to joining the Company, Mr. Hoffmaster served as CEO of New Seasons Market, a specialty gourmet food retailer, where he navigated the company through one of the most disruptive periods in the retail grocery industry. Under his leadership, Mr. Hoffmaster implemented a focused growth and cost optimization program, enabling the company to grow EBITDA by over 30% in two years. Prior to New Seasons Market, Mr. Hoffmaster held leadership positions with other leading grocers including Whole Foods Market and H-E-B.

In connection with his appointment as interim Chief Executive Officer, Mr. Hoffmaster and the Company entered into an Amended and Restated Employment Agreement (the “Hoffmaster Employment Agreement”), dated as of the Appointment Date. Under the terms of the Hoffmaster Employment Agreement, the Board has agreed to (a) increase Mr. Hoffmaster’s current base salary from $360,000 to $400,000, (b) provide Mr. Hoffmaster with a bonus in six months from the Appointment Date of $240,000 if he has met certain criteria set forth by the Board, and (c) if the combined value of the Equity that Mr. Hoffmaster holds as of February 21, 2024 does not exceed $750,000 (pretax), then at the time of a change of control of the Company, the Company shall compensate Mr. Hoffmaster the difference between the value of Mr. Hoffmaster’s Equity as of the Appointment Date and $750,000.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement attached hereto as Exhibit 10.02, and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 23, 2024, the Company issued a press release announcing the resignation of Mr. Krishnamurthy from the Board and his position as Chief Executive Officer and the appointment of Mr. Hoffmaster as interim Chief Executive Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.01	Settlement Agreement and Release, dated February 20, 2024, by and between the Company and Nirup Krishnamurthy.
10.02	Amended and Restated Employment Agreement, dated February 21, 2024, by and between the Company and Forrest Hoffmaster.
99.1	Press Release, dated February 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Christine Jones
Date: February 23, 2024		Christine Jones Chief Legal Officer